UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 15, 2006
(Date of earliest event reported)

Kent Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-7986	75-1695953
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

376 Main Street, PO Box 74 Bedminster, NJ	07921
(Address of principal executive offices)	(Zip Code)

(908) 234-0078
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 15, 2006, the Registrant, formerly a Delaware corporation, completed its reincorporation in Nevada by a merger of the Registrant with and into its wholly-owned subsidiary, Kent Financial Services, Inc., a newly formed Nevada corporation. The reincorporation effected a change in the Registrant’s legal domicile from Delaware to Nevada. The Registrant’s business, assets, liabilities, net worth and headquarters were unchanged as a result of the reincorporation and the directors and officers of the Registrant prior to the reincorporation continued to serve the Registrant after the reincorporation. In addition, the Registrant’s stockholders automatically became stockholders of Kent Financial Services, Inc. on a share-for-share basis. The Registrant’s shares will continue to be traded on The Nasdaq Stock Market under the symbol “KENT”.

The reincorporation was approved by stockholders holding the majority of the outstanding common shares of the Registrant on December 4, 2006 at the Annual Meeting of Stockholders. A Certificate of Merger and Articles of Merger were filed with the Secretaries of State of Delaware and Nevada on December 8, 2006 and December 13, 2006, respectively, to effect the reincorporation.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1
Agreement and Plan of Merger dated as of December 4, 2006 by and between Kent Financial Services, Inc., a Delaware corporation, and Kent Financial Services, Inc., a Nevada Corporation, incorporated herein by reference to Exhibit A to the Registrant’s Definitive Information Statement filed with the Securities and Exchange Commission on November 13, 2006

2.2	Certificate of Ownership and Merger of Kent Financial Services, Inc. with and into Kent Financial Services, Inc., as filed with the Delaware Secretary of State on December 8, 2006*

2.3	Articles of Merger of Kent Financial Services, Inc. and Kent Financial Services, Inc., as filed with the Nevada Secretary of State on December 13, 2006*

3.1
Articles of Incorporation of Kent Financial Services, Inc., incorporated herein by reference to Exhibit B to the Registrant’s Definitive Information Statement filed with the Securities and Exchange Commission on November 13, 2006

3.2
Bylaws of Kent Financial Services, Inc., incorporated herein by reference to Exhibit C to the Registrant’s Definitive Information Statement filed with the Securities and Exchange Commission on November 13, 2006

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kent Financial Services, Inc.

By:	/s/ Bryan P. Healey
Name:	Bryan P. Healey
Title:	Chief Financial Officer

Dated: December 19, 2006